                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) October 15, 2004
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                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                          000-26534             13-3671221
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(State or Other Jurisdiction            (Commission           (IRS Employer
     of Incorporation)                  File Number)        Identification No.)

     4 Science Park, New Haven, CT                                06511
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (203) 498-4210
                                                    --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act

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Section 1 - Registrant's Business and Operations.

Item 1.01 Entry into a Material Definitive Agreement.

         Vion Pharmaceuticals, Inc. (the "Company") entered into a consulting agreement with Mario Sznol effective as of October 15, 2004. The term of the consulting agreement is for six months and may be extended by mutual agreement of the parties thereafter. Under the consulting agreement, Dr. Sznol is entitled to a payment of $1,500 per full day of service. The foregoing description is qualified by reference to the consulting agreement filed as Exhibit 99.1 to this
Current Report.

Section 5 - Corporate Governance and Management.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On October 15, 2004, the Board of Directors of the Company increased the size of the Board of Directors from 7 to 8 and elected Mario Sznol to a director to fill the vacancy. His term will expire at the Company's 2005 Annual
Meeting of Stockholders. Dr. Sznol will not serve on any committees of the Board of Directors but will serve on the Company's Scientific Advisory Board.
Effective as of October 15, 2004, Dr. Sznol resigned his position as Vice
President, Clinical Affairs of the Company to join Yale University.

         The Company amended certain option agreements with Dr. Sznol effective as of October 15, 2004 with respect to outstanding options granted under the
Amended and Restated 1993 Stock Option Plan, permitting such options to remain outstanding and, where applicable, to continue to vest and become exercisable in accordance with the terms thereof during his continued service to the Company.

Section 9 - Financial Statements and Exhibits.

Item 9.01(c)  Exhibits.

Exhibit 99.1  Consulting Agreement by and between Vion Pharmaceuticals, Inc. and
              Mario Sznol, M.D. effective as of October 15, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VION PHARMACEUTICALS, INC.

Date: October 27, 2004              By: /s/ Howard B. Johnson
                                        ---------------------
                                    Name:  Howard B. Johnson
                                    Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX

99.1.     Consulting Agreement by and between the Vion Pharmaceuticals, Inc.
          and Mario Sznol, M.D. effective as of October 15, 2004.

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